INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

As of December 31, 2020, and 2019, the Company has net operating loss carry forwards of $30,973,000 and $27,552,000, respectively. The net operating loss carryforwards are expected to expire at various times through 2040. The Company’s net operating loss carry forwards may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code.

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 21% to loss before taxes for fiscal year 2020 and 2019), as follows:

	December 31,	December 31,
	2020	2019
Tax expense (benefit) at the statutory rate	$(1,158,482)	$(222,188)
Non-deductible items	385,216	-
Deferred true-ups	(56,746)	-
Change in valuation allowance	830,012	222,188
Total	$-	$-

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as deferred tax assets and liabilities.

The tax years 2020 and 2019 remain open to examination by federal agencies and other jurisdictions in which it operates.

The following is a reconciliation of the U.S. federal statutory rate to the effective income tax rates for the years ended December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019
U.S. statutory federal rate	21.0%	21.0%
Non-deductible / non-taxable items	-6.5%	0.0%
Deferred true-up	-1.0%	0.0%
Valuation allowance	-13.5%	-21.0%
Total provision	0.0%	0.0%

The tax effect of significant components of the Company’s deferred tax assets and liabilities at December 31, 2020 and 2019, are as follows:

	December 31,	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforward	$6,504,000	$5,785,000
Lease liability	277,000	-
Intangible assets	181,000	-
Deferred tax liabilities:
Fixed assets	(277,000)	-
Total gross deferred tax assets	6,685,000	5,785,000
Less: Deferred tax asset valuation allowance	(6,685,000)	(5,785,000)
Total net deferred taxes	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Because of the historical earnings history of the Company, the net deferred tax assets for 2020 and 2019 were fully offset by a 100% valuation allowance. The valuation allowance for the remaining net deferred tax assets was $6,685,000 and $5,785,000 as of December 31, 2020 and 2019, respectively. The Company is evaluating the foreign reporting requirements as it relates to revenue from foreign sources and has determined that any accrual would not be material.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company is currently evaluating the impact of the CARES Act, but at present does not expect that the NOL carryback provision of the CARES Act would result in a material cash benefit to them.